UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                                 April 28, 2004
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                Date of report (Date of earliest event reported)



                           Chester Valley Bancorp Inc.
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                       000-18833                     23-2598554
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 (State or other jurisdiction     (Commission                   (IRS Employer
  of incorporation)               File Number)               Identification No.)


100 E. Lancaster Avenue, Downingtown, Pennsylvania                      19335
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(Address of principal executive offices)                              (Zip Code)


                                 (610) 269-9700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS
(c) Exhibits
The following exhibit is filed herewith.


        Exhibit                                     Description
        -------                   --------------------------------------------
        99.1                      Press Release dated April 28, 2004

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2004, Chester Valley Bancorp Inc. (the "Company") reported its results of operations for the quarter ended March 31, 2004.

For additional information, reference is made to the Company's press release dated April 28, 2004 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Chester Valley Bancorp Inc.


Date         04/28/04                   By:  /s/ Joseph T. Crowley
    --------------------------               -----------------------------------
                                             Joseph T. Crowley
                                             Chief Financial Officer & Treasurer


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